Exhibit 99.1

LOCKHEED MARTIN CORPORATION

POST-RETIREMENT DEATH BENEFIT

PLAN FOR ELECTED OFFICERS

(Adopted May 25, 1995)

(Amended July 25, 1996)

(Amended September 22, 2005)

(Amended December 7, 2006)

(Amended June 28, 2007)

ARTICLE I

PURPOSE OF THE PLAN

The Lockheed Martin Corporation Post-Retirement Death Benefit Plan for Elected Officers is intended to provide a means for attracting and retaining capable individuals as senior executive employees of the Corporation. It is further intended to encourage the Corporation’s most talented and experienced executives to remain with the Corporation until retirement age while at the same time enabling the Corporation to provide for the orderly transfer of senior executive responsibility after these executives reach retirement age. The Plan was originally effective May 25, 1995. On December 7, 2006, the Plan was amended to limit participation to employees who became an Eligible Executive prior to January 1, 2007. On June 28, 2007, the Plan was amended: (i) to terminate the Plan effective December 31, 2007 and to provide for the distribution or forfeiture of expected benefits with respect to Eligible Executives who are Employees of the Corporation on June 28, 2007; and (ii) to permit individuals who are Participants as of September 1, 2007 to waive continuing participation in the Plan in exchange for a lump sum distribution in lieu of their expected benefits.

Notwithstanding anything contained in the Plan or in any document issued under the Plan, it is intended that the Plan will at all times be exempt from the requirements of Internal Revenue Code (“Code”) section 409A and any regulations or other guidance issued thereunder, and that the provisions of the Plan will be interpreted to meet such exemption. If any provision of the Plan is determined not to conform to such exemption, the Plan shall be interpreted to omit such offending provision. Nevertheless, if the Plan, or a portion of the Plan, is determined to be subject to Code section 409A, the Plan or such portion shall be interpreted in accordance with the requirements of Code section 409A and any regulations or other guidance, including any transition rules (including but not limited to Notice 2006-79), issued thereunder.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, for the purposes of this Plan, the following words and phrases shall have the meanings hereinafter indicated:

1. BENEFICIARY — The person or persons (including a trust or trusts) validly designated by a Participant, on the form provided by the Corporation, to receive the post-retirement death benefit provided under this Plan. In the absence of a valid designation, or if the designated Beneficiary has predeceased the Participant, the Beneficiary shall be the person or persons entitled by will or the laws of descent and distribution to receive the amounts otherwise payable to the Participant under this Plan; a Participant may amend his or her Beneficiary designation at any time before the Participant’s death.

2. BOARD or BOARD OF DIRECTORS — The Board of Directors of Lockheed Martin Corporation.

2A. CODE — The Internal Revenue Code of 1986, as amended from time to time.

3. COMPENSATION COMMITTEE or COMMITTEE — The Compensation Committee of the Board of Directors.

4. CORPORATION — Lockheed Martin Corporation and its subsidiaries.

5. ELIGIBLE EXECUTIVE — An officer of the Corporation who has been elected to that position by the Board of Directors prior to January 1, 2007.

6. EMPLOYEE — A person employed by the Corporation on a full-time salaried basis.

7. PARTICIPANT — A former Employee of the Corporation who at the time of Retirement was an Eligible Executive.

8. PLAN — The Lockheed Martin Corporation Post-Retirement Death Benefit Plan for Elected Officers, as in effect at any time and from time to time.

9. PREDECESSOR PLAN — A plan sponsored on March 14, 1995 by Martin Marietta Corporation or Lockheed Corporation providing for the payment of a death benefit upon the death of a retired executive.

10. RETIREMENT — Separation from service from the Corporation that meets the requirements of Article III.

ARTICLE III

ELIGIBILITY

Except as provided in Article X, an Employee who is an Eligible Executive at the time of his or her separation from service with the Corporation shall become a Participant in the Plan and eligible for the benefits under the Plan if the Employee satisfies all of the following requirements (or those requirements which have not been expressly waived by the Compensation Committee with respect to an Eligible Executive) at the time of his or her separation from service:

(a) the Eligible Executive’s separation from service occurs on or after the Eligible Executive attains age 55;

(b) the Eligible Executive’s separation from service occurs on or before February 15 of the year following the year in which the Eligible Executive attains age 65; and

(c) the separation from service is for any reason other than:

(i) involuntary termination for cause; or

(ii) to accept full time employment in a comparable position with another employer.

A separation from service with the Corporation that meets all the requirements of this Article III shall be considered Retirement from the Corporation except that separation from employment with the Corporation in order to accept employment with any of its subsidiaries or affiliates shall not constitute Retirement under the terms of the Plan and shall not result in commencement of entitlement to any benefit. Any Employee who at the time of his or her separation from service does not meet all the requirements of this Article III for Retirement shall not be eligible for benefits under this Plan.

ARTICLE IV

TERM AND AMOUNT OF BENEFITS

1. Except as provided in Article X, the Plan shall provide a benefit payable upon the death of a Participant subsequent to Retirement in the amount of one hundred fifty percent (150%) of the Participant’s annualized base salary for the pay period immediate prior to his or her Retirement. The amount payable under this Plan shall be reduced by the amount payable under a Predecessor Plan, to the extent the benefit under the Predecessor Plan has not been waived by the Participant.

2. The coverage provided under this Plan shall commence immediately on termination of employment for Retirement and continue during the lifetime of a Participant unless sooner terminated by reason of the circumstances described in (i) the succeeding subsection, or (ii) Article X.

3. If, following the date on which a Participant becomes a Participant, the Board of Directors reasonably finds that a Participant, without the prior written consent of the Board of Directors, is engaged in the operation or management of a business, whether as owner, controlling stockholder, partner, director, officer, employee, consultant, or otherwise, which at such time is in competition with the Corporation or any of its subsidiaries or affiliates, or has disclosed to unauthorized persons information relative to the business of the Corporation or any of its subsidiaries or affiliates which the Participant shall have had reason to believe is confidential, or shall be found by the Board of Directors to have committed an act during or after the term of the Participant’s employment which would have justified the Participant being discharged for cause, all benefits to which such Participant shall otherwise be entitled under this Plan shall terminate. This section shall be uniformly applied to Participants similarly situated.

ARTICLE V

MANNER OF PAYMENT

1. A written designation of Beneficiary(ies) and contingent Beneficiary(ies) may be made by the Participant in accordance with the procedures established by the Compensation Committee (or its delegates authorized in accordance with Article VIII 2). The Participant may change his or her designation from time to time by written notice made by the Participant or, if applicable, his assignee in accordance with the Compensation Committee’s procedures.

2. Benefits under the Plan shall be payable to the Beneficiary or Beneficiaries properly designated by the Participant in accordance with paragraph 1 of Article V. If, at the time of the Participant’s death, there is no properly designated Beneficiary as to all or any part of the benefit, or if the designated beneficiary does not survive the Participant, the benefit will be paid at the option of the Compensation Committee to any of the following survivors of the Participant: wife, husband, mother, father, child, or children; or to the executors or administrators of the Participant.

3. Payments to any named Beneficiary or Beneficiaries pursuant to any applicable law to any survivor or survivors of the Participant or to the estate of a Participant, or pursuant to a Beneficiary designation or the terms of this Plan shall completely discharge all liabilities of the Corporation with respect to the amounts so paid.

4. Plan benefits shall be paid in a lump sum unless a written request for installment payments or other arrangements pursuant to the terms of the Plan in effect on June 27, 2008 was received by the Corporation on or before such date and meets the requirements of applicable law.

5. Benefits under the Plan shall be paid by the Corporation from its general funds. This Plan constitutes a mere contractual promise by the Corporation to make payments in the future, and each Participant’s (or Beneficiary’s) rights shall be those of a general, unsecured creditor of the Corporation. No Participant or Beneficiary shall have any beneficial interest in any specific assets that the Corporation may hold or set aside in connection with this Plan.

ARTICLE VI

CHANGE OF CONTROL

1. Within 15 days of a change of control, in full satisfaction of all of its obligations under this Plan, the Corporation shall pay to each Participant in the Plan, a lump sum payment equal to the benefit that would be payable with respect to the Participant upon his or death. Upon payment of these amounts, the Plan shall terminate and no amount shall be payable to or on behalf of any Employee or Eligible Executive who, as of the date of the change of control, had not yet become a Participant by satisfying all the requirements of Article III. Notwithstanding the foregoing, if the Plan, or a portion of the Plan, is determined to be subject to Code section 409A, no distribution shall be made solely on account of a change in control under this Article VI prior to the payment date otherwise specified in the Plan unless the change in control is an event qualifying for a distribution of deferred compensation under both the definition of change in control in Section 2 of this Article VI and in Section 409A(a)(2)(A)(v) of the Code and the Treasury regulations issued thereunder.

2. For purposes of this Plan, a change in control shall include and be deemed to occur upon the following events:

(a) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding voting securities entitled to vote in the election of directors of the Corporation.

(b) The Corporation is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(c) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation.

(d) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(e) The stockholders of the Corporation approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Corporation’s business and/or assets as an entirety to an entity that is not a Subsidiary.

3. This Article VI shall apply only to a change in control of Lockheed Martin Corporation and shall not apply to any transaction involving the Corporation’s sale, liquidation, merger, or other disposition of any subsidiary.

4. The Committee may cancel or modify this Article VI at any time prior to a change in control. In the event of a change in control, this Article VI shall remain in force and effect, and shall not be subject to cancellation or modification until such time as all payments have been made in accordance with paragraph 1 of Article VI.

ARTICLE VII

AMENDMENT AND TERMINATION

The Management Development and Compensation Committee may from time to time recommend amendments of the Plan to the Board of Directors for their review and approval. The Board of Directors may terminate the Plan or amend the Plan in any respect and at any time; provided however, that no amendment or termination shall have the effect of reducing the death benefit then being paid, or to be paid, on behalf of any Participant. Any Participant may, however, at the Participant’s election, by written notice to the Compensation Committee terminate participation in the Plan.

ARTICLE VIII

ADMINISTRATION

1. This Plan shall be administered by the Management Development and Compensation Committee or such other committee as may be designated by the Board. The Committee shall have full authority to interpret the Plan, and interpretations of the Plan by the Committee shall be final and binding on all parties.

2. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose.

3. In making any determination or in taking or not taking any action under this Plan, the Committee may obtain and rely upon the advice of experts, including professional advisors to the Corporation. No member of the Committee or officer of the Corporation who is a Participant thereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Plan.

4. Neither the Corporation nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Plan.

5. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election thereunder, the Committee may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this section shall completely discharge the Corporation and the Committee from all liability with respect thereto.

6. The Committee may require proof of the death, disability, incompetence, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

7. The procedures when a claim under this Plan is denied by the Committee are as follows:

(a) The Committee shall:

(i) notify the claimant within a reasonable time of such denial, setting forth the specific reasons therefor; and

(ii) afford the claimant a reasonable opportunity for a review of the decision.

(b) The notice of such denial shall set forth, in addition to the specific reasons for the denial, the following:

(i) identification of pertinent provisions of this Plan;

(ii) such additional information as may be relevant to the denial of the claim; and

(iii) an explanation of the claims review procedure and advice that the claimant may request an opportunity to submit a statement of issues and comments.

(c) Within sixty days following advice of denial of a claim, upon request made by the claimant, the Committee shall take appropriate steps to review its decision in light of any further information or comments submitted by the claimant. The Committee may hold a hearing at which the claimant may present the basis of any claim for review.

(d) The Committee shall render a decision within a reasonable time (not to exceed 120 days) after the claimant’s request for review and shall advise the claimant in writing of its decision, specifying the reasons and identifying the appropriate provisions of the Plan.

ARTICLE IX

GENERAL AND MISCELLANEOUS PROVISIONS

1. The maintenance of this Plan by the Corporation shall not in any way obligate the Corporation to continue the employment of an Employee or a Participant with the Corporation; nor does the Plan limit the right of the Corporation at any time and for any reason to terminate an Employee’s employment. In no event shall this Plan by its terms or implications constitute an employment contract of any nature whatsoever between the Corporation and an Employee or a Participant.

2. By becoming a Participant thereunder, each Eligible Executive (and his or her Beneficiary) shall be deemed conclusively to have accepted and consented to all of the terms of this Plan and all actions or decisions made by the Corporation, the Board, or Committee with regard to the Plan.

3. The validity of this Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

ARTICLE X

TERMINATION OF PLAN AND WAIVER OF PARTICIPATION

1. Termination of Plan with Respect to Eligible Executives who are Employees on June 28, 2007. Effective December 31, 2007, the Plan shall be terminated with respect to Eligible Executives who are Employees on June 28, 2007. Except as otherwise provided in Section 1 or 4 of this Article X, the present value of the death benefit described in Section 1 of Article IV shall be paid to such Eligible Executive in a lump sum on March 14, 2008, provided that such Eligible Executive (i) is an Employee on March 14, 2008 or has terminated employment after September 1, 2007 while eligible for Retirement, and (ii) signs a waiver of participation and release of claims in the form prescribed by the Corporation. Such waiver and release must be received by the Corporation by the date the payment is made. The valuation of the lump sum benefit shall be determined in accordance with Section 3 of this Article X. If an Eligible Executive terminates employment with the Corporation between June 28, 2007 and September 1, 2007 while eligible for Retirement, no payment shall be made under this Section 1, and such Eligible Executive shall become a Participant and shall be eligible to make an election described in Section 2 of this Article X. Notwithstanding anything in the Plan to the contrary, no Eligible Executive shall become a Participant in this Plan after September 1, 2007. If an Eligible Executive terminates employment (by reason other than death or Retirement-eligibility) before the payment under this Section 1 is made, such Eligible Executive shall forfeit the payment.

(a) An Eligible Executive described in Section 1 of this Article X shall have the opportunity to elect to defer all or a portion of the amount payable under such Section 1. Such election shall be made in the form and manner established by the Corporation in accordance with the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (“Deferral Plan”) and the applicable requirements of the Code section 409A, and shall be subject to such additional terms and conditions as are set by the Corporation, including the forfeiture of benefits described in Section 1 of this Article X. Notwithstanding the foregoing, no election to defer under this Section 1(a) shall be effective unless it is received by the Corporation by the deadline set by the Corporation’s Senior Vice President, Human Resources, in accordance with the terms of the Deferral Plan and applicable legal requirements. Any election made pursuant to this Section 1(a) shall become irrevocable in accordance with the terms of the Deferral Plan.

2. Election to Waive Participation for Individuals who become Participants by September 1, 2007. Individuals who become Participants in the Plan on or before September 1, 2007 shall have the one-time option of electing between (i) continuing to participate in the Plan as in effect on June 27, 2007 (subject to changes required by applicable law) and (ii) waiving continuing participation in the Plan in exchange for a lump sum distribution on March 14, 2008 of the present value of the death benefit described in Section 1 of Article IV. The valuation of the lump sum benefit shall be determined in accordance with Section 3 of this Article X. Payment pursuant to such an election shall be contingent on the Participant’s signing a waiver of participation and release of claims in the form prescribed by the Corporation. Notwithstanding the foregoing, no election under this Section 2 shall be effective unless it is received by the Corporation by the deadline set by the Corporation’s Senior Vice President, Human Resources, in accordance with applicable legal requirements. A Participant who does not elect by such deadline to receive his or her benefit in lump sum in accordance with this Section 2 and sign the waiver and release by such date shall remain a Participant in this Plan. Any election made pursuant to this Section 2 shall become irrevocable if not revoked by the Participant on the deadline set forth in the election in accordance with this Section 2.

3. Valuation of Lump Sum Benefit. The present value of the death benefit to be distributed in accordance with this Article X shall be determined as of March 14, 2008 in accordance with the following assumptions:

(a) The death benefit payable under Section 1 of this Article X for Eligible Executives who are Employees on March 14, 2008 shall be calculated based on a base salary assuming (i) continued employment to age 65, and (ii) annual salary increases based on such Eligible Executive’s projected salary increases, as approved by the Board (or actual base salary in the case of an Eligible Executive who is entitled to a benefit under Section 1 or 4 on account of death or Retirement-eligibility).

(b) The present value of the death benefit payable under Sections 1 and 2 of this Article X shall be based on the 1983 Group Annuity Mortality table (GAM 83) and the discount rate used by the Corporation as of December 31, 2006 for the purpose of reporting its pension benefit obligation in accordance with Statement of Financial Accounting Standards No. 87.

4. Except as provided in Section 1(a) of this Article X and the Deferral Plan, if an Eligible Executive who is an Employee dies before his benefit is paid pursuant to this Article X, his expected benefit shall be paid in accordance with Sections 2 and 3 of Article V in a lump sum calculated in accordance with Section 3 of this Article X. If a Participant dies after making an election in accordance with Section 2 of this Article X to receive a lump sum distribution of his benefit, but before the date on which the benefit is paid, his benefit shall be paid in accordance with Sections 2 and 3 of Article V in a lump sum calculated in accordance with Section 3 of this Article X. Such payments shall be made on March 14, 2008 or on the date specified in the Deferral Plan, as applicable.

5. Any payment made to an Eligible Executive or Participant under this Article X shall extinguish the Corporation’s obligations under this Plan to such Eligible Executive or Participant. Once all benefits, if any, are paid in full to all Eligible Executives described in Section 1 of this Article X and to all Participants (whether pursuant Section 2 of this Article X or pursuant to the terms of the Plan in effect on June 27, 2007), the Plan shall be deemed terminated.

6. Subject to paragraph 2 of Article I, the provisions of this Article X shall supersede any inconsistent provisions of the Plan.

EFFECTIVE DATE

This Plan has been amended and restated effective as of the date stated on the first page herein.